Letter To Shareholders                              ACM Government Spectrum Fund
================================================================================

February 1, 2000

Dear Shareholder:

We are pleased to provide this annual shareholder report for ACM Government Spectrum Fund (the "Fund"). The report includes the performance, investment strategy and outlook for the Fund over the 12-month period ended December 31, 1999. The Fund is designed to provide high current income consistent with the preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest up to 35% of its assets in securities of foreign governments. Additionally, the Fund may utilize other investment instruments, including options and futures.

INVESTMENT PERFORMANCE

The following table shows how your Fund performed over the past six- and 12-month periods ended December 31, 1999. For comparison, we have included the performance for the Fund's benchmark, the Lehman Brothers ("LB") Aggregate Bond Index.

As shown, during the six- and 12-month periods ended December 31, 1999, your Fund outperformed its benchmark index. Our allocation to emerging market debt and mortgage securities enhanced performance over both periods.

During both periods, emerging market debt outperformed all other sectors of the bond market as global growth improved and commodity prices firmed. Approximately 30% of your Fund was allocated to the emerging market debt sector throughout the 12-month period (the benchmark holds no emerging market debt). In addition, your Fund's exposure to the mortgage sector enhanced performance. The prepayment risk embedded in many of these securities as well as their generally shorter durations, helped cushion their price declines in 1999's rising interest rate environment.

      INVESTMENT RESULTS*
      Periods Ended December 31, 1999

                                            Total Returns
                                     6 Months         12 Months
                                     --------         ---------
      ACM Government
        Spectrum Fund                  4.30%            2.24%
      Lehman Brothers
        Aggregate Bond Index           0.56%           -0.82%

      * The Fund's investment results are total returns for the period and are based on the net asset value of the Fund as of December 31, 1999. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

            The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Mortgage-Backed and Lehman Brothers Asset-Backed Securities indices and the Lehman Brothers Government/Corporate Bond Index. It includes Treasury, agency and corporate bond issues, as well as mortgage-backed securities. The index is unmanaged and does not reflect fees and expenses. An investor cannot invest directly in an index.

MARKET REVIEW

The global economy is on the mend, and the United States deserves much of the credit. U.S. growth was 5.8% during the fourth quarter of 1999, and 4% for the calendar year. Two-and-a-half million new jobs were created during 1999, and unemployment fell to 4.1%, a 30-year low. U.S. consumers are confident and it shows in their spending, which grew at a 5% rate during the fourth quarter. Private demand is increasing in Europe, a development that will support export-led recoveries in East Asia (including Japan) and Latin America. The rise in commodity prices, led by oil, has started to flow through to U.S. inflation: the Consumer Price Index moved above 2.5% on a year-over-year basis during the fourth quarter versus 2% during the first nine months of 1999. These developments, together with continuing economic strength, have sparked inflation concerns in the United States,

                                                    ACM Government Spectrum Fund
================================================================================

pushed-up bond yields and triggered three 25 basis-point (bp) interest rate hikes by the U.S. Federal Reserve during 1999. (An additional interest rate increase was announced on February 2, 2000, after the close of the Fund's reporting period.) The weakness in U.S. bond prices spread throughout much of the industrialized world this year, although not always with the same inflationary justification.

1999 was a poor year for the U.S. fixed-income market. Mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities posted the best returns during the year. The prepayment risk embedded in many of these securities, as well as their generally shorter durations, helped cushion their price declines in the rising interest rate environment. U.S. government bonds posted the worst returns during the year as the Federal Reserve raised interest rates. The investment-grade corporate sector, as measured by the LB Corporate Bond Index, also posted an unusual loss of -1.96% for the year.

Emerging market debt was the standout best performer among the fixed-income sectors during 1999 as global economic growth improved and commodity prices firmed. With a total return for the year of 25.97% (19.70% excluding Russia), and a fourth-quarter gain of 12.58% (9.60% excluding Russia), emerging market debt far outdistanced its fixed-income competition and rivaled U.S. equity benchmarks. The annual results for calendar year 1999 were in part generated by the low end-1998 starting point; the JP Morgan Emerging Markets Bond Index-Plus did not regain its high of May 1998 until the middle of December 1999. Among the individual markets, Russia posted the best return. Rising oil prices along with progress in restructuring Soviet-era debt helped the performance of Russian debt. Also, the big three Latin markets of Argentina, Brazil, and Mexico scored impressive results of 12.97%, 40.68%, and 15.30% for the year as their economies gained strength.

INVESTMENT STRATEGY

Over the past 12-month period ended December 31, 1999, we maintained a longer interest rate duration than the market, generally employing U.S. Treasury holdings with maturities of 10 years or more. We opportunistically employed securities issued in foreign countries to enhance portfolio yield. The Fund held the government debt of Mexico, Brazil, Argentina, Philippines and Turkey. We increased the Fund's exposure in Mexico due to its expected upgrade to investment-grade status in 2000. We also increased exposure in Turkey due to diligent fiscal reforms and the increased possibility of membership in the European Union. Because of the region's improved credit quality, we initiated a position in the Philippines toward the end of the year.

OUTLOOK

Our near-term outlook for fixed-income markets assumes that the U.S. economy will stay relatively strong and that the global economy will continue to recover. Higher bond yields are cooling overheated U.S. domestic demand, and we believe further increases will help to restore a more balanced domestic/foreign mix over the next six months. We expect tighter monetary policy measures in 2000. The European Central Bank (the "ECB") will be most likely to follow the U.S. Federal Reserve with additional tightening in 2000. The higher official rates should begin to slow the interest rate sensitive sectors enough to remove some of the future inflation risk. As this happens, bond markets will begin to discount the peaking of the current global growth cycle.

                                                    ACM Government Spectrum Fund
================================================================================

Given these expectations, we expect bond prices to struggle in the short term. The recent data from the U.S. leaves quite a bit of uncertainty about whether rates at current or forecasted levels will restrain the economy enough to turn inflation expectations lower again. The recovery in Europe is indeed broadening, and it is clear that the ECB will look to provide some counterbalance to the cyclical recovery that is also receiving pro-cyclical fiscal support.

We believe that ongoing reforms and a favorable global economic backdrop will make the emerging market debt sector the best performing sector of fixed-income securities for many months to come. Stronger global growth coupled with the recent firming in commodity prices will continue to provide the environment necessary for emerging countries to gradually improve their credit profiles.

Thank you for your continued interest and investment in the ACM Government Spectrum Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President

PORTFOLIO OF INVESTMENTS
December 31, 1999                                   ACM Government Spectrum Fund
================================================================================

                                      Principal
                                       Amount         U.S. $
                                        (000)          Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT AND
  AGENCY OBLIGATIONS--73.4%

U.S. TREASURY BONDS--45.6%
  6.125%, 8/15/29  (a)(b).             $ 5,600    $  5,338,368
  8.125%, 8/15/19 (a).....              18,265      20,813,515
  10.75%, 8/15/05 (a).....               9,600      11,449,536
  12.375%, 5/15/04 (a)....               3,350       4,082,812
  12.75%, 11/15/10 (a)....               7,825      10,089,320
  13.25%, 5/15/14 (a).....               3,150       4,538,457
  13.75%, 8/15/04 (a).....              15,730      20,190,871
  14.00%, 11/15/11 (a)....              24,800      34,596,000
                                                  ------------
                                                   111,098,879
                                                  ------------

U.S. TREASURY NOTES--10.7%
  6.00%, 8/15/09 (a)......               8,500       8,234,375
  6.875%, 5/15/06 (a).....               9,600       9,769,536
  7.875%, 11/15/04 (a)....               7,650       8,088,651
                                                  ------------
                                                    26,092,562
                                                  ------------

MORTGAGE RELATED
  SECURITIES--9.0%
Federal National
  Mortgage Association
  7.50%, 11/01/29.........              11,466      11,337,263
  8.00%, 6/01/28..........               4,587       4,641,336
                                                  ------------
                                                    15,978,599
Government National
  Mortgage Association
  6.50%, 2/15/29..........               6,404       6,010,006
                                                  ------------
                                                    21,988,605
                                                  ------------

U.S. TREASURY STRIPS--7.4%
  Zero coupon, 5/15/15....              51,000      17,917,320
                                                  ------------

U.S. Treasury Bills--0.7%
  5.40%, 1/13/00 (c)
  (cost $1,691,988).......               1,695       1,691,988
                                                  ------------
Total U.S. Government
  and Agency
  Obligations
  (cost $190,724,059).....                         178,789,354
                                                  ------------

SOVEREIGN DEBT
  OBLIGATIONS--34.3%
OTHER SOVEREIGN
  DEBT OBLIGATIONS--30.0%

ARGENTINA--2.1%
Republic of Argentina
  11.00%, 12/04/05........               5,250       5,142,375
                                                  ------------

BRAZIL--2.0%
Republic of Brazil
  C-Bonds
  8.00%, 4/15/14 (d)......               6,339       4,762,507
                                                  ------------

COLOMBIA--1.6%
Republic of Colombia
  8.625%, 4/01/08.........               4,500       3,920,850
                                                  ------------

MEXICO--6.6%
United Mexican States
  10.375%, 2/17/09........               9,650      10,289,795
Mexican Cetes
  21.72%, 4/13/00 (e).....MXN           33,354       3,301,128
  21.86%, 9/7/00 (e)......              25,968       2,423,426
                                                  ------------
                                                    16,014,349
                                                  ------------

PANAMA--2.8%
Republic of Panama
  9.375%, 4/01/29.........             $ 7,000       6,711,600
                                                  ------------

PHILIPPINES--5.0%
Republic of Philippines
  9.50%, 10/21/24.........               9,500       9,618,750
  9.875%, 1/15/19.........               2,600       2,567,500
                                                  ------------
                                                    12,186,250
                                                  ------------

POLAND--2.0%
Government of Poland
  10.00%, 6/12/04.........PLN           22,000       4,934,704
                                                  ------------

RUSSIA--1.6%
Ministry of Finance
  3.00%, 5/14/03..........             $ 7,700       2,656,500
Russian Principal
  Loans FRN
  6.91%, 12/15/20 (f).....               8,000       1,260,000
Russian IAN FRN
  6.91%, 12/15/15 (f).....                 135          23,574
                                                  ------------
                                                     3,940,074
                                                  ------------

                                                    ACM Government Spectrum Fund
================================================================================

                                      Principal
                                       Amount         U.S. $
                                        (000)          Value
--------------------------------------------------------------------------------

SOUTH AFRICA--2.4%
Development Bank of
  South Africa
  Zero coupon,
  12/31/27................ZAR          250,000     $ 1,035,743
European Bank for
  Reconstruction and
  Development
  Zero coupon, 4/07/27....             116,605         625,177
International Bank for
  Reconstruction and
  Development
  Zero coupon,
  12/31/25................             300,000       1,676,686
  Zero coupon, 2/17/26....             250,000       1,380,991
  Zero coupon, 7/14/27....             237,275       1,267,523
                                                  ------------
                                                     5,986,120
                                                  ------------
TURKEY--3.9%
Turkey Treasury Bills
  Zero coupon, 8/23/00....TRL    2,725,000,000       3,667,496
Republic of Turkey
  12.375%, 6/15/09........             $ 2,025       2,176,875
Turkey Government
  Bond
  72.0%, 10/03/01.........TRL    1,360,000,000       3,565,487
                                                  ------------
                                                     9,409,858
                                                  ------------
Total Other Sovereign
  Debt Obligations
  (cost $78,499,235)......                          73,008,687
                                                  ------------

NON-COLLATERALIZED
  BRADY BONDS--3.1%

BULGARIA
Republic of Bulgaria
  IAB FRN
  6.50%, 7/28/11..........               9,700       7,638,750
                                                  ------------

COLLATERALIZED
  BRADY BONDS(g)--1.2%
BULGARIA
Republic of Bulgaria
  Discount Bonds FRN
  Series A
  6.50%, 7/28/24..........               3,500       2,804,550
                                                  ------------
Total Sovereign Debt
  Obligations
  (cost $88,921,111)......                          83,451,987
                                                  ------------

TOTAL INVESTMENTS--107.7%
  (cost $279,645,170).....                         262,241,341
Other assets less
  liabilities--(7.7%)......                        (18,706,997)
                                                  ------------

NET ASSETS--100%                                  $243,534,344
                                                  ============

--------------------------------------------------------------------------------

(a) Securities, or portion thereof, have been segregated to collateralize open forward exchange currency contracts. Total value of segregated securities amounted to $137,191,441 at December 31, 1999.
(b) Securities, or portions thereof, with an aggregate market value of $5,467,925 have been segregated to collateralize reverse repurchase agreements.
(c)   Interest rate shown is the discount rate at date of purchase.
(d)   Coupon consists of 5.00% cash payment and 3.00% paid-in-kind.
(e)   Interest rate represents annualized yield to maturity at purchase date.
(f)   Security is in default and is non-income producing.
(g) Sovereign debt obligations issued as part of debt restructurings that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

      Glossary of Terms:

      FRN-Floating Rate Note
      IAN-Interest Arrears Note
      IAB-Interest Arrears Bond

      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999                                   ACM Government Spectrum Fund
================================================================================

ASSETS
  Investments in securities, at value (cost $279,645,170) ......................   $ 262,241,341
  Cash .........................................................................             950
  Interest receivable ..........................................................       5,564,596
                                                                                   -------------
  Total assets .................................................................     267,806,887
                                                                                   -------------

LIABILITIES
  Payable for investment securities purchased ..................................      18,256,470
  Reverse repurchase agreement .................................................       5,614,000
  Advisory fee payable .........................................................         212,566
  Administrative fee payable ...................................................          43,960
  Net unrealized depreciation of forward exchange currency contracts ...........          10,735
  Interest payable on reverse repurchase agreements ............................          17,232
  Accrued expenses .............................................................         117,580
                                                                                   -------------
  Total liabilities ............................................................      24,272,543
                                                                                   -------------

NET ASSETS .....................................................................   $ 243,534,344
                                                                                   =============

COMPOSITION OF NET ASSETS
  Capital stock, at par ........................................................   $     370,280
  Additional paid-in capital ...................................................     325,038,367
  Undistributed net investment income ..........................................         652,049
  Accumulated net realized loss on investments and foreign currency transactions     (65,119,275)
  Net unrealized depreciation of investments and foreign currency transactions .     (17,407,077)
                                                                                   -------------
                                                                                   $ 243,534,344
                                                                                   =============

NET ASSET VALUE PER SHARE (based on 37,028,027 shares outstanding) .............           $6.58
                                                                                           =====

--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 1999                        ACM Government Spectrum Fund
================================================================================

INVESTMENT INCOME
  Interest ................................................                  $ 24,906,272

EXPENSES
  Advisory fee ............................................   $  2,048,567
  Administrative fee ......................................        464,910
  Custodian ...............................................        125,526
  Reports and notices to shareholders .....................         81,820
  Transfer agency .........................................         81,290
  Audit and legal .........................................         72,927
  Directors' fees .........................................         33,976
  Registration fee ........................................         32,373
  Miscellaneous ...........................................         15,330
                                                              ------------
  Total expenses ..........................................                     2,956,719
                                                                             ------------
  Net investment income ...................................                    21,949,553
                                                                             ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions ............                    (5,853,297)
  Net realized loss on foreign currency transactions ......                    (1,222,782)
  Net change in unrealized appreciation/depreciation of:
    Investments ...........................................                   (12,334,448)
    Foreign currency transactions .........................                      (119,255)
                                                                             ------------
  Net loss on investments and foreign currency transactions                   (19,529,782)
                                                                             ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ................                  $  2,419,771
                                                                             ============

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                                  Year Ended          Year Ended
                                                                              December 31, 1999   December 31, 1998
                                                                              -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income .....................................................   $  21,949,553       $  18,484,937
  Net realized gain (loss) on investments and foreign currency transactions .      (7,076,079)          4,658,861
  Net change in unrealized appreciation/depreciation of investments
    and foreign currency denominated assets and liabilities .................     (12,453,703)         (9,441,992)
                                                                                -------------       -------------
  Net increase in net assets from operations ................................       2,419,771          13,701,806

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income ......................................     (20,179,639)        (18,484,937)
  Distributions in excess of net investment income ..........................             -0-          (1,787,336)
                                                                                -------------       -------------
  Total decrease ............................................................     (17,759,868)         (6,570,467)

NET ASSETS
  Beginning of year .........................................................     261,294,212         267,864,679
                                                                                -------------       -------------
  End of year (including undistributed net investment income of $652,049
    and $37,806 for the years ended December 31, 1999 and 1998, respectively)   $ 243,534,344       $ 261,294,212
                                                                                =============       =============

--------------------------------------------------------------------------------

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 1999                                   ACM Government Spectrum Fund
================================================================================

NOTE A: Significant Accounting Policies

ACM Government Spectrum Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there is no sale on that day, such securities are valued at the closing bid prices on that day.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign securities, holdings of foreign currencies, options on foreign currencies, closed forward exchange currency contracts, exchange gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net foreign currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized depreciation of investments and foreign currency transactions.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with

                                                    ACM Government Spectrum Fund
================================================================================

federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency losses, resulted in net decrease in undistributed net investment income and a corresponding decrease in accumulated net realized loss on investment transactions. This reclassification had no affect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P., (the "Adviser"), an advisory fee in an amount equal to the sum of 1/12th of .30% of the Fund's average weekly net assets up to $250 million, 1/12th of .25% of the Fund's average weekly net assets in excess of $250 million, and 5.25% of the daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, the Fund reimburses AFS for costs relating to servicing phone inquires on behalf of the Fund. During the year ended December 31, 1999, the Fund reimbursed AFS $2,310.

Under the terms of an Administrative Agreement, the Fund pays its Administrator, Mitchell Hutchins Asset Management Inc., a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average weekly net assets up to $100 million,
 .18 of 1% of the Fund's next $200 million of average weekly net assets, and .16 of 1% of the Fund's average weekly net assets in excess of $300 million. The Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $137,363,364 and $114,700,521, respectively, for the year ended December 31, 1999. There were purchases of $359,829,121 and sales of $362,283,870 of U.S. government and government agency obligations during the year ended December 31, 1999.

At December 31, 1999, the cost of investments for federal income tax purposes was $284,765,877. Accordingly, gross unrealized appreciation of investments was $2,888,221 and gross unrealized depreciation was $25,412,757, resulting in net unrealized depreciation of $22,524,536 (excluding foreign currency transactions).

At December 31, 1999, the Fund had a capital loss carryforward of $59,837,363 of which $22,208,518 expires in the year 2002, $32,047,923 expires in the year 2003, $2,680,733 expires in the year 2004, $79,155 expires in the year 2005 and $2,821,034 expires in the year 2007.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are reflected for financial reporting

NOTES TO FINANCIAL STATEMENTS (continued)           ACM Government Spectrum Fund
================================================================================

purposes as a component of net unrealized depreciation of investments and foreign currency transactions.

The Fund's custodian places and maintains liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The value on origination date, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract. At December 31, 1999, the Fund had outstanding forward exchange currency contracts as follows:

                                                    U.S. $
                                       Contract    Value on      U.S. $        Unrealized
Forward Exchange                        Amount    Origination    Current      Appreciation
Currency Buy Contracts                   (000)       Date         Value      (Depreciation)
                                       --------   -----------   ---------    --------------
Euro Dollars, settling 03/15/00.....      4,607    $4,703,464   $4,667,428      $(36,036)

Forward Exchange
Currency Sale Contracts

Euro Dollars, settling 03/15/00.....      4,607     4,692,729    4,667,428        25,301
                                                                                --------
                                                                                $(10,735)
                                                                                 ========

2. Option Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as a realized gain from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the option written. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 1999, the Fund did not have any written option transactions.

3. Swap Agreements

The Fund enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment

                                                    ACM Government Spectrum Fund
================================================================================

purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid during the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as net change in unrealized appreciation/depreciation of investments.

At December 31, 1999, the Fund did not have any swap contracts outstanding.

--------------------------------------------------------------------------------
NOTE D: Capital Stock

There are 300,000,000 shares of $0.01 par value common stock authorized, of which 37,028,027 shares were outstanding at December 31, 1999. During the year ended December 31, 1999 and the year ended December 31, 1998, the Fund did not issue any shares in connection with the dividend reinvestment plan.

--------------------------------------------------------------------------------
NOTE E: Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

As of December 31, 1999, the Fund had entered into the following reverse repurchase agreement:

  Amount                 Broker                Interest Rate       Maturity
  ------                 ------                -------------       --------
$5,614,000   Greenwich Capital Markets, Inc.       4.25%       January 12, 2000

For the year ended December 31, 1999 the maximum amount of reverse repurchase agreements outstanding was $11,819,500, the average amount outstanding was approximately $7,387,000 and the daily weighted average interest rate was 4.44%

--------------------------------------------------------------------------------

NOTE F: Concentration of Risk

Investing in securities of foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States Government.

FINANCIAL HIGHLIGHTS                                ACM Government Spectrum Fund
================================================================================

Selected Data For A Share Of Common Stock Outstanding Throughout Each Year

                                                                           Year Ended December 31,
                                                         -----------------------------------------------------------------
                                                          1999           1998          1997           1996           1995
                                                         ------         ------        ------         ------         ------
Net asset value, beginning of year .................     $ 7.06         $ 7.23        $ 7.16         $ 7.47         $ 6.89
                                                         ------         ------        ------         ------         ------
Income From Investment Operations
---------------------------------
Net investment income ..............................        .59            .50           .51            .57            .70(a)
Net realized and unrealized gain
  (loss) on investments, options written
  and foreign currency transactions ................       (.53)          (.12)          .17           (.19)           .66
                                                         ------         ------        ------         ------         ------
Net increase in net asset
  value from operations ............................        .06            .38           .68            .38           1.36
                                                         ------         ------        ------         ------         ------
Less: Dividends and Distributions
---------------------------------
Dividends from net investment income ...............       (.54)          (.50)         (.52)          (.57)          (.70)
Distributions in excess of net investment income ...        -0-           (.05)         (.09)          (.12)          (.01)
Tax return of capital distribution .................        -0-            -0-           -0-            -0-           (.07)
                                                         ------         ------        ------         ------         ------
Total dividends and distributions ..................       (.54)          (.55)         (.61)          (.69)          (.78)
                                                         ------         ------        ------         ------         ------
Net asset value, end of year .......................     $ 6.58         $ 7.06        $ 7.23         $ 7.16         $ 7.47
                                                         ======         ======        ======         ======         ======
Market value, end of year ..........................     $5.438         $6.188        $6.625         $6.375         $6.625
                                                         ======         ======        ======         ======         ======
Total Investment Return
-----------------------
Total investment return based on:(b)
  Market value .....................................      (3.56)%         1.55%        13.79%          6.55%          4.32%
  Net asset value ..................................       2.24%          6.16%        10.57%          6.13%         21.64%
Ratios/Supplemental Data
------------------------
Net assets, end of year (000's omitted) ............   $243,534       $261,294      $267,865       $265,248       $276,638
Ratio of expenses to average net assets ............       1.20%          1.06%         1.15%          1.17%          1.31%
Ratio of net investment income to
  average net assets ...............................       8.88%          7.00%         7.30%          8.10%         10.07%
Portfolio turnover rate ............................        186%           191%          350%           453%           377%

--------------------------------------------------------------------------------

(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                ACM Government Spectrum Fund
================================================================================

To the Shareholders and Board of Directors
ACM Government Spectrum Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Government Spectrum Fund, Inc., including the portfolio of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Government Spectrum Fund, Inc. at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 21, 2000

ADDITIONAL INFORMATION (unaudited)                  ACM Government Spectrum Fund
================================================================================

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable ( or required to be withheld) on the dividends and distribution.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan.

All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02266-8200.

                                                    ACM Government Spectrum Fund
================================================================================

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objective or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal factors associated with investment in the Fund, and (iv) no changes in the person primarily responsible for the day-to-day management of the Fund's portfolio, Wayne D. Lyski, the President of the Fund.

Year 2000

With respect to the Year 2000 issue, the Fund has been advised by Alliance and by its major service providers that there is no indication that they have had or will experience significant system interruptions.

                                                    ACM Government Spectrum Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Dr. James M. Hester (1)
Clifford L. Michel (1)
Donald J. Robinson (1)
Robert C. White (1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Christian G. Wilson, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, NY 10019

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

State Street Bank
and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Spectrum Fund for their information. This financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


(1) Member of the Audit committee.

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

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


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

ACM Government Spectrum Fund
Summary of General Information

The Fund

ACM Government Spectrum Fund is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund invests at least 65% of assets primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements pertaining to U.S. Government securities. The Fund may also invest up to 35% of its assets in other fixed-income securities, including those issued by non-governmental issuers in the United States and those issued by foreign governments. The Fund may also use certain other investment techniques, including options and futures. The Fund may invest up to 35% of its net assets in below-investment grade securities. The investment adviser of the Fund is Alliance Capital Management L.P.

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling 1-800-426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers under the designation "ACMSP". The Fund's NYSE trading symbol is "SI". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.

ACM Government Spectrum Fund
1345 Avenue of the Americas
New York, New York 10105

Alliance Capital [LOGO](R)

(R)These registered service marks used under license from the owner, Alliance Capital Management L.P.

SPCAR 1299



                                       ACM
--------------------------------------------------------------------------------
                                   GOVERNMENT
--------------------------------------------------------------------------------
                                    SPECTRUM
--------------------------------------------------------------------------------
                                      FUND
--------------------------------------------------------------------------------

                                                               Annual Report
                                                               December 31, 1999

                           Alliance Capital [LOGO](R)